Exhibit 99.B
Second Quarter 2008 Financial & Operational Update August 6, 2008

2 Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. El Paso Pipeline Partners has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to obtain necessary governmental approvals for proposed pipeline projects and to successfully construct and operate such projects; operating hazards, natural disasters, weather- related delays, casualty losses and other matters beyond our control; the risks associated with recontracting of transportation commitments; regulatory uncertainties associated with pipeline rate cases and other tariff filings; actions taken by third-party operators, processors and transporters; conditions in geographic regions or markets served by El Paso Pipeline Partners and its affiliates and equity investees or where its operations and affiliates are located; the effects of existing and future laws and governmental regulations; competitive conditions in our industry; changes in the availability and cost of capital; and other factors described in El Paso Pipeline Partners' (and its affiliates') Securities and Exchange Commission filings. While these statements and projections are made in good faith, El Paso Pipeline Partners and its management cannot guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. El Paso Pipeline Partners assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EBITDA, cash available for distribution, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto.

2Q 2008 Highlights $23.0 MM net income-up 20% over 2007 Increased quarterly cash distribution to $0.2950 per unit Up from $0.2875 per unit in 1Q-up 2.6% First increase since IPO in November Expansion project success SNG placed Cypress phase II into service Announced WIC system and CIG Raton expansions

Financial Results Operating revenues Operating expenses Operating income Earnings from unconsolidated affiliates Other income (expense), net Earnings before interest and taxes Interest and debt expense Net income Net income per common unit 2007 Three Months Ended June 30, 2008 $ 34.6 14.6 20.0 7.1 0.3 27.4 4.4 $ 23.0 $ 0.29 $ 26.9 7.5 19.4 - 1.3 20.7 1.6 $ 19.1 - $ Millions, Except Per Unit

Cash Available for Distribution EBIT Add: Depreciation and amortization Distributions declared by CIG and SNG Less: Equity in earnings from CIG and SNG Adjusted EBITDA Less: Cash interest expense, net Maintenance capital expenditures Other, net Cash available for distribution $ 60.6 12.9 20.4 (22.2) 71.7 (10.1) (1.0) (10.1) $ 50.5 Six Months Ended June 30, 2008 $ Millions

Strong Financial Position Cash and cash equivalents Revolving borrowings Capital lease obligations Total debt Partners' capital Total capitalization Credit Statistics Debt/capitalization $ 4.3 495.0 8.1 503.1 405.9 $ 909.0 55% June 30, 2008 $ Millions Well positioned for future growth

Expansions Drive Throughput Growth YTD T-put -5 7 22 WIC SNG 7% (5)% CIG 22% Rockies supply, expansions Elba Island deliveries to Florida Warmer weather 18% overall increase YTD % Increase 2008 vs. 2007

Note: $ in each column represents costs for each project, shown in the year of expenditure Committed Expansion Projects 2008-2009 2010 & Beyond WIC Medicine Bow Piceance Basin System expansion System expansion CIG High Plains Totem Storage Raton Basin Raton Basin SNG Cypress III SESH I & II SS III Cypress III SESH I & II SS III 100% Share Net to EPB $481 132 $ 580 110 Growing inventory of organic projects $ Millions

Wyoming Interstate Company: System Expansion Growing supply supports continued expansions Adds up to 240 MMcf/d capacity from Uinta Basin and Wamsutter area $55 MM capital Fully contracted In-service November 2010 and March 2011 Customers: 4 Rockies producers Cash available for distribution expected to increase by $4 MM in 2011, increasing to $8 MM in 2015 Opal Hub Contracted Capacity Uinta Basin Piceance Basin Greater Green River Basin UT WY CO Wamsutter Compression Station System Expansion

Colorado Interstate Gas: Raton Expansion 130 MMcf/d capacity from Raton basin $146 MM capital 118 miles of 16" pipeline Nearly fully contracted In-service 2Q 2010 Customers: 2 Rockies producers Continued growth following successful 2007 expansion Anadarko Basin DJ Basin KS Raton Basin NM CO Cheyenne Hub CIG Storage Fields

Summary Increased quarterly cash distribution Growing inventory of organic expansion projects Solid financial position for future growth Strong earnings and cash flow

Second Quarter 2008 Financial & Operational Update August 6, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non- GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. El Paso Pipeline Partners uses the non-GAAP financial measure "Cash Available For Distribution" to measure its cash generation ability. The partnership defines Cash Available for Distribution as Adjusted EBITDA less cash interest expense, maintenance capital expenditures, cash reserves, and other income and expenses, net, which primarily includes non-cash allowance for funds during construction and other non-cash items. Cash Available for Distribution does not reflect changes in working capital balances. Adjusted EBITDA is defined as net income plus depreciation and amortization expense, interest and debt expense, net of interest income and the partnership's 10 percent share of distributions declared by CIG and SNG for the applicable period, less equity in earnings of CIG and SNG El Paso Pipeline Partners uses the non-GAAP financial measure "Cash Available For Distribution" to measure its cash generation ability. The partnership defines Cash Available for Distribution as Adjusted EBITDA less cash interest expense, maintenance capital expenditures, cash reserves, and other income and expenses, net, which primarily includes non-cash allowance for funds during construction and other non-cash items. Cash Available for Distribution does not reflect changes in working capital balances. Adjusted EBITDA is defined as net income plus depreciation and amortization expense, interest and debt expense, net of interest income and the partnership's 10 percent share of distributions declared by CIG and SNG for the applicable period, less equity in earnings of CIG and SNG." El Paso Pipeline Partners believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the partnership and to compare the operating and financial performance of the partnership with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per unit, cash flow from operating activities or other GAAP operating measurements. 14

Financial Results Operating revenues Operating expenses Operating income Earnings from unconsolidated affiliates Other income (expense), net Earnings before interest and taxes Interest and debt expense Net income Net income per common unit 2007 Six Months Ended June 30, 2008 $ 68.3 30.1 38.2 22.2 0.2 60.6 10.0 $ 50.6 $ 0.58 $ 53.3 23.0 30.3 - 2.0 32.3 3.1 $ 29.2 - $ Millions, Except Per Unit

Non-GAAP Reconciliation: Adjusted EBITDA and Cash Available for Distribution Net income Add: Interest and debt expense EBIT Add: Depreciation and amortization Distributions declared by CIG and SNG Less: Equity earnings from CIG and SNG Adjusted EBITDA Less: Cash interest expense, net Maintenance capital expenditures Other, net Cash available for distribution $ 50.6 10.0 60.6 12.9 20.4 (22.2) 71.7 (10.1) (1.0) (10.1) $ 50.5 $ 29.2 3.1 32.3 7.6 - - $ 39.9 Six Months Ended June 30, 2008 2007 ($ Millions)